Exhibit 10.26

Private & Confidential

  Dated 21 February 2013

SECOND SUPPLEMENTAL AGREEMENT

relating to

a loan of up to (originally) US$90,000,000

to

ACHILLEAS MARINE LLC

LEONIDAS MARINE LLC

and

HERCULES MARINE LLC

as joint and several Borrowers

provided by

THE BANKS AND FINANCIAL INSTITUTIONS SET OUT IN SCHEDULE 1

Arranger, Agent, Security Agent and Account Bank

UNICREDIT BANK AG

Swap Provider

UNICREDIT BANK AG

THIS SECOND SUPPLEMENTAL AGREEMENT is dated 21 February 2013 and made BETWEEN:

(1)

ACHILLEAS MARINE LLC, a limited liability company established under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Achilleas Borrower”);

(2)

LEONIDAS MARINE LLC, a limited liability company established under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Leonidas Borrower”);

(3)

HERCULES MARINE LLC, a limited liability company established under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Hercules Borrower” and, together with the Achilleas Borrower and the Leonidas Borrower, the “Borrowers”) as joint and several borrowers;

(4)	THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in schedule 1 (together the “Banks” and singly, each a “Bank”);

(5)

UNICREDIT BANK AG, a company established under the laws of Germany, having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany and acting for the purposes of this Agreement through its office at 7, Heraklitou Street, 106 73 Athens, Hellenic Republic in its capacity as agent for the Banks (the “Agent”);

(6)

UNICREDIT BANK AG, a company established under the laws of Germany, having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany and acting for the purposes of this Agreement through its office at 7, Heraklitou Street, 106 73 Athens, Hellenic Republic in its capacity as security agent for and behalf of the Banks, the Agent and the Swap Provider (as defined below) (the “Security Agent”);

(7)

UNICREDIT BANK AG, a company established under the laws of Germany, having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany and acting for the purposes of this Agreement through its office at 7, Heraklitou Street, 106 73 Athens, Hellenic Republic in its capacity as arranger (the “Arranger”);

(8)

UNICREDIT BANK AG, a company established under the laws of Germany having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany in its capacity as account bank (the “Account Bank”);

(9)

UNICREDIT BANK AG, a company established under the laws of Germany having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany and acting for the purposes of this Agreement through its office at 7, Heraklitou Street, 106 73 Athens, Hellenic Republic in its capacity as swap provider (the “Swap Provider” and together with the Agent, the Banks, the Security Agent, the Arranger and the Account Bank, the “Creditors”);

(10)

POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company established under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Corporate Guarantor”);

(11)	TECHNOMAR SHIPPING INC., a corporation incorporated under the laws of Liberia, having its registered office at 80 Broad Street, Monrovia, Republic of Liberia (the “Technical Manager”); and

(12)

CONCHART COMMERCIAL INC., a corporation incorporated in the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Commercial Manager” and, together with the Technical Manager, the “Managers”).

WHEREAS:

(A)	this Agreement is supplemental to:

(a)

a loan agreement dated 16 February 2011 as amended and supplemented by a first supplemental agreement dated 15 June 2012 (together, the “Principal Agreement”) made between, inter alios, (1) the Borrowers as joint and several borrowers, (2) the Banks, (3) the Agent, (4) the Account Bank, (5) the Arranger, (6) the Security Agent and (7) the Swap Provider, relating to a loan facility of up to (originally) Ninety million Dollars ($90,000,000), of which the principal amount outstanding at the date hereof is Thirty six million four hundred thousand Dollars ($36,400,000) made available by the Banks to the Borrowers for the purposes stated therein; and

(b)	a charter assignment in relation to the Ship (as defined below) dated 17 February 2011 (the “Principal Charter Assignment”) executed by the Leonidas Borrower in favour of the Security Agent;

(B)	the Borrowers have requested that the Creditors (as defined below) provide their consent to the change of flag of the Ship (as defined below) from the flag of Malta to the flag of Liberia; and

(C)	this Agreement sets out the terms and conditions upon which the Creditors shall, at the request of the Borrowers, provide their consent to the said change of flag of the Ship.

  NOW IT IS HEREBY AGREED as follows:

1	Definitions

1.1	Defined expressions

Words and expressions defined in the Principal Agreement shall unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2	Definitions

In this Agreement, unless the context otherwise requires:

“Charter Assignment” means the Principal Charter Assignment as amended by this Agreement;

“Creditors” means, together, the Agent, the Account Bank, the Arranger, the Security Agent, the Swap Provider and the Banks and “Creditor” means any of them;

“Effective Date” means the date, no later than 1 March 2013, on which the Agent notifies the Borrowers in writing that the Agent has received the documents and evidence specified in clause 5 and schedule 2 in a form and substance satisfactory to it;

“Existing Deed of Covenant” means the deed of covenant in respect of the Ship dated 17 February 2011 and executed between the Leonidas Borrower and the Security Agent collateral to the Existing Mortgage;

“Existing Flag State” means the Republic of Malta;

“Existing Manager’s Undertaking” means each letter of undertaking in respect of the Ship dated 17 February 2011 each executed by one of the Managers in favour of the Security Agent;

“Existing Mortgage” means the first priority statutory Maltese mortgage over the Ship dated 17 February 2011 and executed by the Leonidas Borrower in favour of the Security Agent;

“Existing Registry” means the Ship’s Registry of the Republic of Malta;

“Existing Security Documents” means the Existing Mortgage, the Existing Deed of Covenant and each Existing Manager’s Undertaking;

“Loan Agreement” means the Principal Agreement as amended and supplemented by this Agreement;

“New Flag State” means the Republic of Liberia;

“New General Assignment” means the general assignment in respect of the Ship collateral to the New Mortgage, executed or (as the context may require) to be executed by the Leonidas Borrower in favour of Security Agent in such form as the Agent (acting on the instructions of the Majority Banks in their sole discretion) may require;

“New Manager’s Undertaking” means each letter of undertaking in respect of the Ship, one executed or (as the context may require) to be executed by each Manager in favour of the Security Agent in such form as the Agent (acting on the instructions of the Majority Banks in their sole discretion) may require;

“New Mortgage” means the first preferred Liberian mortgage over the Ship executed or (as the context may require) to be executed by the Leonidas Borrower in favour of the Security Agent in such form as the Agent (acting on the instructions of the Majority Banks in their sole discretion) may require;

“New Security Documents” means, together, the New Mortgage, the New General Assignment and each New Manager’s Undertaking;

“Relevant Documents” means this Agreement and the New Security Documents;

“Relevant Parties” means the Borrowers, the Corporate Guarantor and the Managers or, where the context so requires or permits, means any or all of them; and

“Ship” means the motor tanker Agios Dimitrios owned by the Leonidas Borrower and on the date of this Agreement registered in its ownership under the flag of Malta and to be registered under the flag of Liberia pursuant to this Agreement.

1.3	Principal Agreement and Principal Charter Assignment

1.3.1

References in the Principal Agreement to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement as amended by this Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement, shall be construed accordingly.

1.3.2

References in the Principal Charter Assignment to “this Assignment” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Charter Assignment as amended by this Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Charter Assignment, shall be construed accordingly.

1.4	Headings

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.5	Construction of certain terms

Clauses 1.3 to 1.5 (inclusive) of the Principal Agreement shall apply to this Agreement (mutatis mutandis) as if set out herein and as if references therein to “this Agreement” were references to this Agreement.

2	Consent of the Creditors

2.1	Consent

The Creditors, relying upon the representations and warranties on the part of the Relevant Parties contained in clause 4, agree with the Borrowers that, subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, fulfilment on or before 1 March 2013 of the conditions contained in clause 5 and schedule 2, the Creditors consent to the transfer of the Ship from the Existing Flag State to the New Flag State.

2.2	Discharge of Existing Mortgage

The Creditors hereby agree that, subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, satisfaction of the conditions contained in clause 5 and schedule 2, they shall procure that, immediately prior to or concurrently with the registration of the New Mortgage the Security Agent will execute, and thereafter register at the Existing Registry, a deed of discharge in respect of the Existing Mortgage.

3	Amendments to Principal Agreement and Principal Charter Assignment

3.1	Amendments to Principal Agreement

The Principal Agreement shall, with effect on and from the Effective Date, be (and it is hereby) amended in accordance with the following provisions (and the Principal Agreement (as so amended) will continue to be binding upon the Creditors and the Borrowers upon such terms as so amended):

3.1.1	by deleting the words “Republic of Malta” in the definition of “Flag State” in clause 1.2 of the Principal Agreement and by replacing it with the words “Republic of Liberia”;

3.1.2	by inserting the following new definition of “Second Supplemental Agreement” in the correct alphabetical order in clause 1.2 of the Principal Agreement:

““Second Supplemental Agreement” means the agreement dated 21 February 2013 supplemental to this Agreement and made between (inter alios) (1) the Borrowers, (2) the Corporate Guarantor, (3) the Creditors and (4) the Managers;”;

3.1.3

by deleting the definition of “Initial Deed of Covenant” and “Initial Mortgage” in clause 1.2 of the Principal Agreement in their entirety and by inserting in their place the following new definitions of “Initial Deed of Covenant” and “Initial Mortgage”:

““Initial Deed of Covenant” means the general assignment collateral to the Initial Mortgage executed or (as the context may require) to be executed by the Initial Borrower in favour of the Security Agent in the form set out in schedule 3 of the Second Supplemental Agreement;

“Initial Mortgage” means the first preferred Liberian mortgage of the Initial Ship executed or (as the context may require) to be executed by the Initial Borrower in favour of the Security Agent in the form set out in schedule 2 of the Second Supplemental Agreement;”; and

3.1.4	by inserting the words “the Second Supplemental Agreement,” after the words “the First Supplemental Agreement,” in the definition of “Security Documents” in clause 1.2 of the Principal Agreement.

3.2	Amendments to the Principal Charter Assignment

The Principal Charter Assignment shall, with effect on and from the Effective Date, be (and it is hereby) amended so as to read in accordance with the following provisions (and the Principal Charter Assignment (as so amended) will continue to be binding upon each of the parties thereto upon such terms as so amended), namely, by deleting in recital (E) of the “Whereas” section of the Principal Charter Assignment the words “on the motor vessel Agios Dimitrios documented in the name of the Owner under the laws and flag of the Republic of Malta under Official Number 9349605” and replace them with “on the motor vessel Agios Dimitrios documented in the name of the Owner under the laws and flag of the Republic of Liberia under Official Number 15975”.

3.3	Continued force and effect

Save as amended by this Agreement, the provisions of the Principal Agreement and the Principal Charter Assignment shall continue in full force and effect and (a) the Principal Agreement and this Agreement shall be read and construed as one instrument and (b) the Principal Charter Assignment and this Agreement shall be read and construed as one instrument.

4	Representations and warranties

4.1	Primary representations and warranties

Each of the Relevant Parties represents and warrants to the Creditors that:

4.1.1	Existing representations and warranties

each of the representations and warranties set out in clause 7 of the Principal Agreement and clause 4 of the Corporate Guarantee were true and correct on the date of the Principal Agreement and the Corporate Guarantee, respectively, and are true and correct, including to the extent that they may have been or shall be amended by this Agreement, as if made at the date of this Agreement with reference to the facts and circumstances existing at such date;

4.1.2	Corporate power

each of the Relevant Parties has power to execute, deliver and perform its obligations under the Relevant Documents to which it is or is to be a party; all necessary corporate, shareholder and other action has been taken by each of the Relevant Parties to authorise the execution, delivery and performance of the Relevant Documents to which it is or is to be a party;

4.1.3	Binding obligations

the Relevant Documents to which it is or is to be a party constitute valid and legally binding obligations of each of the Relevant Parties enforceable in accordance with their terms;

4.1.4	No conflict with other obligations

the execution, delivery and performance of the Relevant Documents to which it is or is to be a party by each of the Relevant Parties will not (i) contravene any existing law, statute, rule or regulation or any judgment, decree or permit to which any of the Relevant Parties is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any of the Relevant Parties is a party or is subject or by which it or any of its property is bound or (iii) contravene or conflict with any provision of the constitutional documents of any of the Relevant Parties or (iv) result in the creation or imposition of or oblige any of the Relevant Parties to create any Encumbrance (other than a Permitted Encumbrance) on any of the undertakings, assets, rights or revenues of any of the Relevant Parties;

4.1.5	No filings required

save for the registration of the New Mortgage with the relevant Registry, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Relevant Documents that they or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Relevant Jurisdiction or that any stamp, registration or similar tax or charge be paid in any Relevant Jurisdiction on or in relation to the Relevant Documents and each of the Relevant Documents is in proper form for its enforcement in the courts of each Relevant Jurisdiction;

4.1.6	Choice of law

the choice of English law to govern the Relevant Documents (other than the New Mortgage) and the choice of Liberian law to govern the New Mortgage, and the submissions therein by the Relevant Parties to the non-exclusive jurisdiction of the English courts, are valid and binding; and

4.1.7	Consents obtained

every consent, authorisation, licence or approval of, or registration or declaration to, governmental or public bodies or authorities or courts required by any of the Relevant Parties in connection with the execution, delivery, validity, enforceability or admissibility in evidence of the Relevant Documents to which it is or will become a party or the performance by any of the Relevant Parties of their respective obligations under such documents has been obtained or made and is in full force and effect and there has been no default in the observance of any conditions or restrictions (if any) imposed in, or in connection with, any of the same.

4.2	Repetition of representations and warranties

Each of the representations and warranties contained in clause 4.1 of this Agreement, clause 4 of the Corporate Guarantee and clause 7 of the Principal Agreement shall be deemed to be repeated by the Relevant Parties on the Effective Date as if made with reference to the facts and circumstances existing on such day.

5	Conditions

5.1	Documents and evidence

The consent of the Creditors referred to in clause 2 shall be subject to the receipt by the Agent or its duly authorised representative of the documents and evidence specified in schedule 2 in form and substance satisfactory to the Agent.

5.2	General conditions precedent

The consent of the Creditors referred to in clause 2 shall be further subject to:

5.2.1	the representations and warranties in clause 4 being true and correct on the Effective Date as if each was made with respect to the facts and circumstances existing at such time; and

5.2.2	no Event of Default having occurred and continuing at the time of the Effective Date.

5.3	Waiver of conditions precedent

The conditions specified in this clause 5 are inserted solely for the benefit of the Banks and the Agent and may be waived by the Agent (acting on the instructions of the Majority Banks) in whole or in part with or without conditions.

6	Security Parties’ confirmations

6.1	Corporate Guarantee

The Corporate Guarantor hereby confirms its consent to the amendments to the Principal Agreement and the Principal Charter Assignment hereunder and to the release of any of the Existing Security Documents and agrees that:

6.1.1

the Corporate Guarantee and the obligations of the Corporate Guarantor thereunder, shall remain and continue in full force and effect notwithstanding the said amendments to the Principal Agreement and the Principal Charter Assignment and the release of any of the Existing Security Documents contained in this Agreement; and

6.1.2

with effect from the Effective Date, references in the Corporate Guarantee to “the Agreement” or “the Loan Agreement” shall henceforth be references to the Principal Agreement as amended by this Agreement and as from time to time hereafter amended and shall also be deemed to include this Agreement and the obligations of the Borrowers hereunder.

6.2	Security Documents

Each of the Relevant Parties hereby confirms its consent to the amendments to the Principal Agreement and the Principal Charter Assignment hereunder and to the release of the Existing Security Documents and agrees that:

6.2.1

the Security Documents to which such Relevant Party is a party and the obligations of the relevant Relevant Party thereunder, shall remain and continue in full force and effect notwithstanding the said amendments to the Principal Agreement and the Principal Charter Assignment and the release of any of the Existing Security Documents contained in this Agreement and the release of the Existing Security Documents;

6.2.2

with effect from the Effective Date, references in the Security Documents to which such Relevant Party is a party to “the Agreement” or “the Loan Agreement” shall henceforth be references to the Principal Agreement as amended by this Agreement and as from time to time hereafter amended and shall also be deemed to include this Agreement and the obligations of the Borrowers hereunder; and

6.2.3

with effect from the Effective Date references to the “Charter Assignment” (or similar or equivalent references) in any of the Security Documents to which it is a party, shall henceforth be references to the Principal Charter Assignment as amended and supplemented by this Agreement and as from time to time hereafter amended.

7	Expenses

7.1	Expenses

The Borrowers agree, jointly and severally, to pay to the Agent on a full indemnity basis on demand all expenses (including legal and out-of-pocket expenses) incurred by the Creditors or any of them:

7.1.1

in connection with the negotiation, preparation, execution and, where relevant, registration of this Agreement and the other Relevant Documents and of any amendment or extension of or the granting of any waiver or consent under this Agreement and the other Relevant Documents;

7.1.2

in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under this Agreement or any of the other Relevant Documents or otherwise in respect of the monies owing and obligations incurred under this Agreement and the other Relevant Documents, together with interest at the rate and in the manner referred to in clause 3.4 of the Principal Agreement from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

7.2	Value Added Tax

All expenses payable pursuant to this clause 7 shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon. Any value added tax chargeable in respect of any services supplied by the Creditors or any of them under this Agreement shall, on delivery of the value added tax invoice, be paid in addition to any sum agreed to be paid hereunder.

7.3	Stamp and other duties

The Borrowers agree, jointly and severally, to pay to the Agent on demand all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Creditors or any of them) imposed on or in connection with this Agreement and the other Relevant Documents and shall indemnify the Creditors against any liability arising by reason of any delay or omission by the Borrowers or any of them to pay such duties or taxes.

8	Miscellaneous and notices

8.1	Notices

The provisions of clause 17 of the Principal Agreement shall extend and apply to the giving or making of notices or demands hereunder as if the same were expressly stated herein and for this purpose any notices to be sent to the Relevant Parties or any of them hereunder shall be sent to the same address as the address indicated for the “Borrowers” in the said clause 17.

8.2	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

8.3	Borrowers’ obligations

Notwithstanding anything to the contrary contained in this Agreement, the agreements, obligations and liabilities of the Borrowers herein contained are joint and several and shall be construed accordingly. Each of the Borrowers agrees and consents to be bound by this Agreement notwithstanding that any of the other Borrowers which were intended to sign or be bound may not do so or be effectually bound and notwithstanding that this Agreement may be invalid or unenforceable against the other Borrowers and whether or not the deficiency is known to the Creditors or any of them. The Creditors shall be at liberty to release any of the Borrowers from this Agreement and to compound with or otherwise vary the liability or to grant time and indulgence to make other arrangements with any of the Borrowers without prejudicing or affecting the rights and remedies of the Creditors or any of them against the other Borrowers.

9	Applicable law

9.1	Law

This Agreement and any non-contractual obligations in connection with this Agreement are governed by, and shall be construed in accordance with, English law.

9.2	Submission to jurisdiction

Each of the Relevant Parties agrees, for the benefit of the Creditors, that any legal action or proceedings arising out of or in connection with this Agreement (including any non-contractual obligations connected with this Agreement) against any of the Relevant Parties or any of its assets may be brought in the English courts. Each of the Relevant Parties irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers Saville & Co. at present of One Carey Lane, London EC2V 8AE, England to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Creditors or any of them to take proceedings against any of the Relevant Parties in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. The parties further agree that only the Courts of England and not those of any other State shall have jurisdiction to determine any claim which any of the Relevant Parties may have against the Creditors or any of them arising out of or in connection with this Agreement (including any non-contractual obligations connected with this Agreement).

9.3	Contracts (Rights of Third Parties) Act 1999

No term of this Agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Agreement.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

Schedule 1

Names and addresses of the Banks

Name	Address for Notices

UNICREDIT BANK AG	7 Heraklitou Street Athens 106 73 Greece Fax no: +30 210 362 4638 Attention: The Manager

Schedule 2

Documents and evidence required as conditions precedent

(referred to in clause 5.1)

1	Corporate authorisation

In relation to each of the Relevant Parties:

(a)	Constitutional documents

copies certified of the board of managers or sole member or single manager, as the case may be (and in the case of the Managers only, the directors) of each Relevant Party and the shareholders or (as the case may be) members of each Relevant Party, as true, complete and up to date copies, of all documents which contain or establish or relate to the constitution of that party or, in the case of the Borrowers, the Corporate Guarantor and the Managers, a secretary’s certificate confirming that there have been no changes or amendments to the constitutional documents certified copies of which were previously delivered to the Agent pursuant to the Principal Agreement;

(b)	Resolutions

copies of resolutions of each of its board of directors and, if required, its shareholders/stockholders approving such of the Relevant Documents to which it is or is to be a party and the terms and conditions hereof and thereof and authorising the signature, delivery and performance of each such party’s obligations thereunder, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) by an officer of the Relevant Parties as:

(i)	being true and correct;

(ii)

being duly passed at meetings of the board of managers or sole member or single manager, as the case may be (and in the case of the Managers only, the directors) of such Relevant Party and of the member(s) or shareholders (as the case may be) of such Relevant Party, each duly convened and held;

(iii)	not having been amended, modified or revoked; and

(iv)	being in full force and effect,

together with originals or certified copies of any powers of attorney issued by such Relevant Party pursuant to such resolutions; and

(c)	Certificate of incumbency

a list of the members of the board of managers or its sole member or the single manager, as the case may be (and in the case of the Managers only, of the directors) and officers or manager(s) (as the case may be) of each Relevant Party specifying the names and positions of such persons, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) by an officer or manager of such Relevant Party to be true, complete and up to date;

2	Consents

a certificate (dated no earlier than five (5) Banking Days prior to the date of this Agreement) from an officer or manager (as the case may be) of such Relevant Party stating that no consents,

authorisations, licences or approvals are necessary for such Relevant Party to authorise, or are required by each of the Relevant Parties in connection with, the execution, delivery, and performance of the Relevant Documents to which they are or will be a party;

3	Ship conditions

evidence that the Ship:

(a)	Registration and encumbrances

is registered in the name of the Leonidas Borrower under the Liberian flag and that the Ship and its Earnings, Insurances and Requisition Compensation (each as defined in the New General Assignment) are free from Encumbrances other than Permitted Encumbrances;

(b)	Insurance

is insured in accordance with the provisions of the New Mortgage and all requirements of the New Mortgage in respect of such insurances have been complied with; and

(c)	Classification

maintains the relevant Classification with the relevant Classification Society free of all overdue recommendations;

4	Relevant Documents

each of the Relevant Documents, duly executed;

5	New Mortgage registration

evidence that the New Mortgage has been, or will simultaneously with the discharge of the Existing Mortgage be, registered against the Ship through the relevant Registry under the Liberian flag;

6	Notices of Assignment

duly executed notices of assignment, which are required by the terms of the New Security Documents and in the forms prescribed by such New Security Documents;

7	Deletion

a copy, certified by an officer of the Leonidas Borrower, as a true, complete and up to date copy of, the deletion certificate issued in relation to the deletion of the Ship from the Existing Registry or evidence that such deletion will take place within six (6) Banking Days;

8	Registrations

such registrations of any of the Relevant Documents as the Agent may require;

9	Legal opinions

such legal opinions in relation to the laws of Liberia and the Marshall Islands and any other legal opinions as the Agent shall in its reasonable discretion deem appropriate; and

10	Process agent

an original or certified true copy of a letter from each Relevant Party’s agent for receipt of service of proceedings accepting its appointment under this Agreement and each of the Relevant Documents in which it is or is to be appointed as such Relevant Party’s agent.

Schedule 3

Form of Mortgage

Schedule 4

Form of General Assignment

EXECUTED as a DEED	)
by	)
for and on behalf of	)	/s/ Aikaterini C. Emmanouil
ACHILLEAS MARINE LLC	)	Attorney-in-fact
as Borrower	)	Aikaterini C. Emmanuel
in the presence of:	)

/s/ Maria Papadopoulou
Witness Name: Maria Papadopoulou Address: Norton Rose LLP, Piraeus Occupation:

EXECUTED as a DEED	)
by	)
for and on behalf of	)	/s/ Aikaterini C. Emmanouil
LEONIDAS MARINE LLC	)	Attorney-in-fact
as Borrower	)	Aikaterini C. Emmanuel
in the presence of:	)

/s/ Maria Papadopoulou
Witness Name: Maria Papadopoulou Address: Norton Rose LLP, Piraeus Occupation:

EXECUTED as a DEED	)
by	)
for and on behalf of	)	/s/ Aikaterini C. Emmanouil
HERCULES MARINE LLC	)	Attorney-in-fact
as Borrower	)	Aikaterini C. Emmanuel
in the presence of:	)

/s/ Maria Papadopoulou
Witness Name: Maria Papadopoulou Address: Norton Rose LLP, Piraeus Occupation:

EXECUTED as a DEED	)
by	)
for and on behalf of	)	/s/ Aikaterini C. Emmanouil
POSEIDON CONTAINERS HOLDINGS LLC	)	Attorney-in-fact
as Corporate Guarantor	)	Aikaterini C. Emmanuel
in the presence of:	)

/s/ Maria Papadopoulou
Witness Name: Maria Papadopoulou Address: Norton Rose LLP, Piraeus Occupation:

EXECUTED as a DEED	)
by	)
for and on behalf of	)	/s/ Aikaterini C. Emmanouil
TECHNOMAR SHIPPING INC.	)	Attorney-in-fact
as Technical Manager	)	Aikaterini C. Emmanuel
in the presence of:	)

/s/ Maria Papadopoulou
Witness Name: Maria Papadopoulou Address: Norton Rose LLP, Piraeus Occupation:

EXECUTED as a DEED	)
by	)
for and on behalf of	)	/s/ Aikaterini C. Emmanouil
CONCHART COMMERCIAL INC.	)	Attorney-in-fact
as Commercial Manager	)	Aikaterini C. Emmanuel
in the presence of:	)

/s/ Maria Papadopoulou
Witness Name: Maria Papadopoulou Address: Norton Rose LLP, Piraeus Occupation:

EXECUTED as a DEED	)	/s/ A. Kerpinioti
by A. Kerpinioti	)	Authorised Signatory
and by P. Lycoudis	)
for and on behalf of	)
UNICREDIT BANK AG	)
as Bank, Swap Provider, Agent, Arranger,	)
Security Agent and Account Bank	)	/s/ P. Lycoudis
in the presence of:	)	Authorised Signatory

/s/ Albert Kromm
Witness Name: Albert Kromm Address: Norton Rose LLP Occupation: Trainee Solicitor